ACT OF LOUISIANA                            UNITED STATES OF AMERICAN
                                            STATE OF LOUISIANA
COLLATERAL MORTGAGE                         PARISH OF LAFAYETTE

BY: AMERICAN FIRE RETARDANT CORPORATION

IN FAVOR OF

ST. MARTIN BANK & TRUST CO. ST. MARTINVILLE, LOUISIANA

     BE IT KNOWN, that on this 18th day of August 1998,

     BEFORE William Hugh Mouton a Notary Public, in and for the Parish of Lafayette, State of Louisiana, and in the presence of the undersigned witnesses;

     PERSONALLY CAME AND APPEARED:

     AMERICAN FIRE RETARDANT CORPORATION, a corporation organized under the laws of the State of Louisiana, having its principal place of business at 11O. Brush Road, Broussard, Louisiana 70518, appearing herein through Angela M. Raidl, its duly authorized Executive Vice President, pursuant to resolution passes by the Board of Directors of said corporation, a copy of which resolution is annexed hereto Exhibit "A" and specifically made a part hereof by reference.

who after being duly sworn declared:

     As used in this Mortgage, the terms "I" "me", "my", "we", "us" and "our" refer to the mortgagor or collectively and interchangeably to the mortgagors named above. The terms "you" and "your" refer to the mortgagee, ST. MARTIN BANK & TRUST CO., ST. MARTINVILLE, Louisiana, and any subsequent holder or holders of the Note secured by this Mortgage, whether in pledge or otherwise,

     I hereby declare and acknowledge a debt to you in the amount of ONE HUNDRED EIGHTY THOUSAND AND NO/100, ($180,000.00) DOLLARS. To evidence this debt, I have executed as Maker, on August 18, 1998, a Collateral Mortgage Note, in the amount of ONE HUNDRED EIGHTY THOUSAND AND NO/100 DOLLARS, ($180,000.00) DOLLARS, which bears interest at the rate of EIGHTEEN (18.0 %) per cent per annum from date until paid, which is payable on demand to the order of Bearer, which Note has been paraphed "Ne Varietur" by the Notary Public before whom this Mortgage was passed. (A copy of my "Note" is attached to this Mortgage as Exhibit "A" and made a part hereof.)

     And now, in order to secure repayment of my Note, which will be pledged to you as security for a loan or loans which you may have made or may make to me (or Individually or jointly to any of us) from time to time, one or more times, in principal, interest, costs, attorney's fees and all other sums which you may advance on my behalf as provided under this Mortgage, I am granting you a security Interest in the form of a mortgage (this "Mortgage") on the property described on Exhibit "B" to this Mortgage (my "Property"), together with all presently existing and future improvements, additions and accessions to the mortgaged Property. I am further assigning to you all of my rights to receive rentals. Income, royalties, revenues and proceeds derived and to be derived from the mortgaged Property of every type and description.

     I declare that I am the legal owner of the Property subject to this Mortgage and that there are no present mortgages, lions or encumbrances against or affecting the mortgaged Property, other than those previously disclosed to you in writing, which would in any way result In you not obtaining a priority security interest on the mortgaged Property as a result of this Mortgage.

     In the event that I. (or we) should default under my (or our) loan or loans secured by the pledge of my Note, or under this Mortgage, you have the right to accelerate payment of all amounts which I (or we) may owe. to you, and to demand payment under my pledged Note, which will then entitle you to foreclose under this Mortgage and to cause the mortgaged Property to be immediately seized and sold under ordinary or executory process, with or without appraisal, in regular session of court or in vacation, in accordance with Louisiana law. without the necessity of demanding payment from me or of notifying me and placing me In default.

     For purposes of foreclosure under Louisiana executory process procedures, I confess judgment in your favor up to the full amount of my Note, in principal, interest, late charges, costs and attorney's fees, and in the amount of all other funds which you may advance on my behalf under this Mortgage for the payment of Insurance, or taxes, or for the preservation of the mortgaged Property, or to cure events of default with regard to other security interests affecting the mortgaged Property, up to a total amount equal to four times the face amount of my Note.

     To the extent permitted under applicable Louisiana law, I additionally waive: (a) the benefit of appraisal as provided In Articles 2332, 2336, 2723 and 2724 of the Louisiana Code of Civil Procedure, and all other laws with regard to appraisal upon judicial sale, (b) the demand and three (3) days' delay as provided under Articles 2639 and 2721 of the Louisiana Code of Civil Procedure;
(c) the notice of seizure as provided under Articles 2293 and 2721 of the Louisiana Code of Civil Procedure; (d) the three (3) days' delay provided under Articles 2331 and 2722 of the Louisiana Code of Civil Procedure; and (9).all other benefits provided under Articles 2331, 2722 and 2723 of the Louisiana Code of Civil Procedure and all other Articles not specifically mentioned above,

     I agree that my Property is to remain mortgaged to you until the full and final payment of all loans you, may have made or may make to me (or individually or jointly to any of us) which are secured by the pledge of my Note. I additionally agree not to sell, transfer or lease the mortgaged Property or to allow any additional security Interest to be placed on the mortgaged Property while this Mortgage remains In effect, without your prior written consent. In the event that I should sell, transfer or lease the mortgaged Property or allow any other security Interests to be placed on the mortgaged Property without first obtaining your written consent, I agree that such an unauthorized act will constitute a breach of this Mortgage, which will entitle you to cause the mortgaged Property to be immediately seized and sold in accordance with applicable law.

     You may condition your consent to allow me to sell or transfer the mortgaged Property with assumption of this Mortgage upon your approval of the purchaser's or purchasers' creditworthiness, and further upon the payment of an Assumption Fee and an Increase In the rate of Interest under my (or our) loan or loans with you, as you may require in your sole discretion. Upon the sale or transfer of the mortgaged Property with assumption of this Mortgage, you have the option of releasing me from any further personal liability to you without prejudicing your rights against the mortgaged Property or in any way affecting the validity, enforceability or priority ranking of this Mortgage.

     I agree not to abandon the mortgaged Property while this Mortgage remains in effect and to abide by all laws, rules and regulations with regard to use of the Property. I additionally agree that you have the right to inspect the mortgaged Property at reasonable times.

     I agree to maintain insurance on the mortgaged Property at my expense for as long as this Mortgage remains In effect. This insurance is to be in the amounts and of the types required by you (including flood insurance where applicable) and must be Issued by a financially responsible Insurance company or companies acceptable to you. I additionally agree that you will be named as a loss payee beneficiary under my Insurance policy or policies which are to contain non-contributory loss payable clauses in your favor. I further agree to provide you with original copies of my insurance policies along with evidence that I have paid the policy premiums and all renewal premiums.

     I agree to promptly pay all taxes, assessments and governmental charges which may be assessed against the mortgaged Property and to furnish you with evidence that such taxes, assessments and charges have been paid.

     I further agree to make all necessary repairs to the mortgaged Property while this Mortgage remains In effect. In the event that I fall to maintain Insurance on the mortgaged Property. or fall to pay taxes, assessments and governmental charges when due, or if I fail to maintain to maintain the mortgaged Property as required under this Mortgage, then you shall have the right (at your sole option and without any responsibility or liability to do so) to purchase such insurance on my behalf (including insurance protecting only your Interests In the mortgaged Property), to pay taxes, assessments or governmental charges, or to make necessary repairs to the mortgaged Property.

     I (We) additionally agree to promptly make all payments on present and future loans or other extensions of credit which may directly or indirectly be secured by the mortgaged Property. In the event that I (or we) should default under any such loan or other extension of credit, and/or should my Property subject to this Mortgage become subject to or threatened with seizure and/or sale, then you shall have the right (at your sole option and without obligation, responsibility or liability to do so) to cure or to cause such event of default to be cured, whether by making payments on my behalf or taking such other actions as you may elect in your sole discretion.

     All additional sums which you may advance on my behalf during the existence of this Mortgage for the purchase of Insurance, the payment of taxes, assessments and governmental charges, for maintenance of or repair to the mortgaged Property, and for the purpose of curing any event of default with regard to any other security Interests affecting the mortgaged Property shall be secured by this Mortgage up to four times the face amount Note. I agree to immediately reimburse you for all additional sums which you may advance for such purposes, together with Interest at the rate together with interest at the rate of twenty-one (21%) per cent per annum from the date of each such advance until I repay you in full.

     I agree that my pledged Note and this Mortgage may secure additional loans or advances which you may have made or may make to me (or individually or jointly to any of us), whether such loans are now in existence or may be made In the future. In the event, that any, of my (or our) loans with you, which are secured by my pledged Note and Indirectly secured by this Mortgage, are made* for construction purposes, I agree that this Mortgage will be entitled to preferences and priorities provided by the Louisiana Private Works Act (La. R.S. 9:4801, at seq.). as that Act maybe amended from time to time. Nothing herein shall, however, be construed as to limit the duration of this Mortgage or the purpose or purposes of loans secured by the pledge of my Note and Indirectly secured by this Mortgage.

     I additionally agree that, if my Note Is pledged to secure a loan or loans with you which mature beyond the applicable statute of limitations with regard to repayment of my pledged demand Note, I will sign whatever acknowledgments or furnish you with such other security as you may require prior to the date on which repayment under my pledged demand Note may be barred by any applicable statute of limitations.

     I (We) further agree that my obligations under this Mortgage shall be binding upon my (our) heirs, administrators, executors, successors and assigns as well upon any person, firm or corporation subsequently acquiring title to the mortgaged Property, whether in whole or in part. Where there is more than one mortgagor under this Mortgage, our obligations to you are joint, several and in solido.

     I additionally agree that all of the rights granted to you under this Mortgage may be exercised by your heirs, administrators, executors, successors or assigns or by any future holder or holders of my Note. In the event that there should be any change In Louisiana or Federal law with regard to taxation of mortgages, I agree to pay any taxes, assessments or charges which may be Imposed upon you as a result of this Mortgage. I additionally agree that, should it become necessary for you to foreclose under this Mortgage, you may appoint a Keeper of the mortgaged Property as provided under. La. R.S. 9:5136, et seq. I further agree that, should you have to foreclose under this Mortgage, any declarations of fact made by authentic act before a Notary Public in the presence of two witnesses, by a person declaring that such facts lie within his or her knowledge, shall constitute authentic evidence of such .facts for purposes of executory process.

     In granting this Mortgage to you, I further waive any homestead or other exemptions from seizure of the mortgaged Property to which I may be entitled under the Constitution and laws of the State of Louisiana.

     AND NOW INTO THESE PRESENTS INTERVENES n/a, spouse, appearing herein for the limited purpose of concurring with the granting of this Mortgage on the community-owned property described herein in accordance with the terms and conditions of this Mortgage, consistent with Article 2347 of the Louisiana Civil Code as amended by Act 709 of 1979, without creating any liability with regard to my spouse's separate property, as well as (where applicable) for the purpose of waiving any homestead or other exemptions from seizure with regard to the mortgaged Property as may be granted under Louisiana law. My spouse further agrees and concurs that I, acting alone, may pledge and repledge the Note secured by this Mortgage to you and/or to any subsequent holder or holders of my Note to secure additional loans made or to be made to me alone (or Individually or jointly to any of us where there Is more than one mortgagor under this mortgage), without the necessity that my spouse further agree to and concur In each such pledge or loan.

     AND FURTHER INTO THESE PRESENTS INTERVENES April Fontenot, a person of age and resident of Lafayette Parish, Louisiana, who on your behalf and on behalf of any future holder or holders of my a pledged Note, accepts all of the stipulations of this Mortgage.

     It is further agreed and understood that, should I obtain possession of my pledged Note at any time, my obligations under the Note and under this Mortgage shall not be released or extinguished. and that I have the right to pledge and to repledge the Note from time to time, at my sole discretion, without in any way extinguishing or affecting my obligations under this Note or the security of this Mortgage.

     In the event that I and other persons (including my spouse) have signed this Mortgage as co-mortgagors. we agree that either or any of, us, acting Alone, may pledge and repledge the Note secured by this Mortgage, from time to time. one or more times, to you or to any future holder or holders of our Note, to secure additional loans made either to me or to any of us Individually or jointly, without the necessity that both or all of us agree, concur or join In each such pledge or loan.

     The parties to this Mortgage hereby waive the production of Mortgage and Conveyance Certificates and relieve and release the Notary before whom this Mortgage is passed from all responsibilities and liabilities in connection therewith.

     If any provision of this Mortgage is deemed to be Invalid or unenforceable,
such   Invalidity  or   unenforceability   will  not  affect  the  validity  and
enforceability, of the remaining provisions of this Mortgage.

     THUS DONE AND SIGNED, in Lafayette, Louisiana, on the day, month and year first written above, In the presence of the undersigned Notary and the undersigned competent witnesses, who hereunto sign their names with said appearers, after reading of the whole.

WITNESSES:                              MORTGAGOR(S):
                                        American Fire Retardant Corporation

/s/ Barbara C. Miu                      /s/ Angela M. Raidl
                                        ---------------------------------------
                                        By: Angela M. Raidl
                                        Its: Executive Vice President

/s/ Linda B. Ouellette                  INTERVENOR (SPOUSE):  N/A


                                        INTERVENOR ON BEHALF OF MORTAGAGEE:


                                        /s/ April Fontenot
                                        ---------------------------------------
                                        April Fontenot


                                 Notary Public

                                Legal Description

                     Attached to Act of Collateral Mortgage

                             Dated: August 18, 1998

                                      From

                       American Fire Retardant Corporation

                                   In Favor of

                          St. Martin Bank & Trust, Co.

That certain parcel of ground, with improvements, being known and designated as LOT 1, BUTCHER BUSINESS PARK Parish of Lafayette, Louisiana. Said parcel has a frontage of 100 feet on Brush Road and has the further dimension, measurements, boundaries, shape, form, location and configuration as will be shown on a plat of survey of Butcher Business Park which is recorded under Entry No. 82-34558 of the records of the Clerk of Courts Office for the Parish of Lafayette, Louisiana and made a part hereof by reference thereto.

American Fire Retardant Corporation

/s/ Angela M. Raidl
---------------------------------------------
By: Angela M. Raidl, Executive Vice President

August 17, 1998